INVESTOR PRESENTATION

FIRST QUARTER 2024


Capital City
Bank
Corporate Headquarters, Tallahassee, Fla.

NASDAQ: **CCBG**

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements, including statements about future results. These statements are based on current plans and expectations that are subject to uncertainties and risks that could cause Capital City Bank Group, Inc.'s future results to differ materially. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "vision," "goal," and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse developments in the financial services industry generally, such as bank failures and any related impact on depositor behavior; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances, as necessary; inflation, interest rate, market and monetary fluctuations; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the potential effects of higher interest rates on our loan origination volumes; the effects of actions taken by governmental agencies to stabilize the recent volatility in the financial system and the effectiveness of such actions; changes in monetary and fiscal policies of the U.S. Government; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses, deferred tax asset valuation and pension plan; changes in our liquidity position; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of loan segments, geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is subject to our capital requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing of residential mortgages; our ability to retain key personnel; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies (including pandemics, such as the COVID-19 pandemic), military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the impact of the restatement of our previously issued consolidated statements of cash flows for the years ended December 31, 2021 and 2022 and for the each of the three month periods ended March 31, 2022 and 2023, six month periods ended June 30, 2022 and 2023 and nine month periods ended September 30, 2022 and 2023; any deficiencies in the processes undertaken to effect such restatements and to identify and correct all errors in our historical financial statements that may require restatement; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control or inability to remediate our existing material weaknesses in our internal controls deemed ineffective; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; the cost and effects of cybersecurity incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; the outcomes of litigation or regulatory proceedings; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our other filings with the SEC, which are available at the SEC's website (http://www.sec.gov). Forward-looking statements in this Presentation speak only as of the date of the Presentation, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ, except as may be required by law.

Capital City Bank Group

Capital City Bank Group



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers

Deposit-centric franchise strategically located in established rural and high-growth markets of Florida and Georgia.

BY THE NUMBERS*

1895 | Year Founded

$4.3 Billion | Total Assets

$2.7 Billion | Loans Held for Investment

$3.7 Billion | Total Deposits

- 88% in Florida, 7.7% market share
- 12% in Georgia, 5.5% market share
- ~50/50 consumer & commercial deposit mix

$2.7 Billion | Wealth Assets Under Management

$469 Million | Market Cap

55% Retail/45% Institutional/~19% Insider | Ownership

63 Offices | Located primarily in Florida and Georgia

104 | ATMs/ITMs

970 | Associates

**as of March 2024*

ABOUT US

More than 125 Years Operating as a Stable and Profitable Franchise.

Our more than 125 years of experience operating a profitable franchise demonstrates that we have adapted to the ever-changing industry conditions and the evolving needs of our clients.

- Headquartered in Tallahassee, Florida.
- 3rd largest publicly traded financial holding company headquartered in Florida.
- Seasoned leadership with experience in successfully navigating multiple business cycles and strong insider ownership.
- Deep roots in the communities we serve. Building stronger communities builds a stronger bank. Our associates donate thousands of community service hours and the CCBG Foundation donates hundreds of thousands of dollars to non-profits.
- Relationship banking model offering a full-range of traditional deposit and credit services for consumers and businesses, mortgage banking, merchant services, and bankcards.
- Tailored wealth services include asset management, trust, securities brokerage, and financial advisory services, including life insurance, risk management, and asset protection services.
- Continually seeking technology improvements to enhance client experience and to deepen client relationships, as well as to optimize delivery and operating efficiency.
- Culture built on integrity, trust and exceptional client service.

DELIVERING SHAREHOLDER VALUE

History of shareholder value growth.

HIGHLIGHTS

- Record Year Earnings in 2023 – 5 Year Avg. Annual Growth of ~15%
- TBV/Share Growth of 18.4% in 2023 – 5 Year Avg. Annual Growth of ~12%
- Dividend/Share Growth of ~15% in 2023 – 5 Year Avg. Annual Growth of ~28%

SHAREOWNER RETURN



25
20
15
10
5
0
TBV
DPS
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.32
0.48
0.57
0.62
0.66
0.76
0.84*
12.96
14.37
13.76
17.12
17.27
20.45
20.97
2018
2019
2020
2021
2022
2023
1Q24
TBV per Share
Div per Share (DPS)

DILUTED EPS vs PTPCC/DILUTED SHARE



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
0
$1.10
$1.16
$1.06
$0.97
$1.00
$0.80
$0.83
$0.74
$0.69
$0.74
1Q23
2Q23
3Q23
4Q23
1Q24
PTPCC/Diluted Share
Diluted Net Income

*1Q 2024 Annualized

RETURN ON AVERAGE ASSETS, EQUITY



16%
14%
12%
10%
8%
6%
4%
2%
0%
13.76%
13.58%
11.74%
10.69%
11.07%
1.26%
1.32%
1.19%
1.12%
1.21%
1Q23
2Q23
3Q23
4Q23
1Q24
Return on Average Assets
Return on Average Equity

WHY CAPITAL CITY BANK GROUP

Well-positioned to continue strong performance.

DEPOSIT-DRIVEN CULTURE

- Granular and Tenured Client Base – Avg. Balance ~ $28K, Tenure ~ 13 Years
- Diversified Deposit Mix of 50/50 Consumer/Business – 37% Noninterest Bearing
- Wide Range of Consumer and Commercial Product Solutions
- Strong History of Growth – 5 Year DDA CAGR of 8%
- Low-Cost Funding and Reduced Volatility – Cycle Total Deposit Beta of 12% (7th Lowest U.S. Banks)[1] – 27% Uninsured - Cost of Funds/FF of 15% (5 Years) and 19% (10 Years)

POSITIONED FOR GROWTH

- Footholds in 2 of the Country's Fastest Growing States – Florida and Georgia
- Growth Opportunities in 2 Expanded Markets (Florida - Emerald Coast and Georgia - Northern Arc) with Strong Demographics and Population Growth
- Scalable Platforms and Product Offerings

REVENUE DIVERSIFICATION

- Granular Loan Portfolio – Avg. Loan Size of $105,000 and $10MM In-house Lending Limit
- Multiple Fee Income Sources – Deposit, Wealth and Mortgage ~ 32% of Revenue

FORTRESS BALANCE SHEET

- Core Deposit Funded – No Wholesale
- Balance Sheet Flexibility – Loan/Deposit Ratio of 74%
- Proven Credit Underwriting and Risk Management – 5 Year Average Credit Losses of 13 BPs
- CRE Composition of 233% of Tier 1 Capital – Nominal Exposure to Office ~ $50MM (NOO) and $50MM (OO)
- Capital Growth ~ 14% in 2023 and 9% Avg. Per Year for Last 5 Years - Tangible Capital Ratio of 8.5%
- Investment Portfolio of $1B – 2.5 Year Duration – 75% Government

(1) S&P Global 4/1/24

DEPOSIT FRANCHISE

HIGHLIGHTS

Deposit Portfolio Highlights

- CAGR[4] of ~ 8.10% DDA, ~ 8.21% MMA/SAV/NOW
- 96% Core Deposit[1] to Total Deposit[2]
- 38% Noninterest Bearing Balance[2]

Deposit Beta History

RATE CYCLE	INT BEARING DEPOSITS	TOTAL DEPOSITS
4Q.2003 to 4Q.2006	42%	33%
4Q.2015 to 4Q.2018	15%	9%
1Q.2022 to 1Q.2024	18%	10%

AVERAGE DEPOSIT PORTFOLIO COMPOSITION


Certificates of Deposit
3%
10%
Money Market Accounts
15%
Regular Savings Accounts
34%
NOW Accounts
38%
Noninterest Bearing Deposits

AVERAGE DEPOSIT TREND*


2019
2,538
114
235
370
805
1,012
2020
2,844
104
236
424
826
1,254
2021
3,407
102
278
537
965
1,525
2022
3,763
95
283
628
1,065
1,691
2023
3,670
97
300
592
1,173
1,508
1Q24
3,576
138
354
539
1,201
1,344
Noninterest Bearing Deposits
Regular Savings Accounts
Money Market Accounts
NOW Accounts
Certificates of Deposit

	2019	2020	2021	2022	2023	1Q24
Total Cost of Deposits	0.27%	0.05%	0.02%	0.09%	0.48%	0.85%
Total Cost of Funds - CCBG	0.35%	0.16%	0.10%	0.17%	0.56%	0.88%
Total Cost of Funds - Peer[3]	0.89%	0.69%	0.30%	0.46%	1.64%	2.24%

**in $millions*
(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S&P Market Intelligence)
(4) 2020-2024

POSITIONED IN ATTRACTIVE MARKETS

Significant population, business and wealth migration continue make Florida and Georgia attractive markets.

FLORIDA

National Ranking:

- #3 Population (22.7 million)[1]
- Population growth rate twice the national avg.[2]
- • #1 Net Income Migration[3][4]
  - $39.2 million per year
  - $4.48 million in income gained per hour
- #4 Overall Business Tax Climate[5]
- #11 Corporate Tax[5]
- #1 GDP Growth Rate[6]
  - grew 9.3% in 2023, almost double New York's growth rate
  - Florida's GDP is expected to grow by 7% in 2024, higher than the national avg.
- #4 Largest State Economy[6]
- #15 Largest Economy in the World[6]
- One of only 5 states with no income tax[5]

GEORGIA

National Ranking:

- #8 Population (11.1 million)[1]
- #7 Net Domestic Migration 2020-21[9]
- #1 for Business by Area Development magazine (2014-23)[9]
- #1 Workforce Development Program, Georgia Quick Start[9]
- #1 Competitive Labor Market[9]
- 19 Fortune 500 Companies are Headquartered in Georgia[9]
- 440 Fortune 500 Companies have a presence in Georgia[9]
- #11 GDP Growth Rate[8]
  - 5% growth in 2023 from preceding year*
- #1 Atlanta named top 50 places to live in the U.S.[7]
- #9 Largest State Economy[9]

HIGHLIGHTS

Favorable Demographic Trends

- Legacy Markets in Tallahassee, Gainesville, Suncoast and Macon are anchored by government, education, healthcare and small business.
- Expanded Markets in Emerald Coast and Northern Arc reflect strong population growth and attractive demographics.

Economic Drivers

- Georgia home to numerous corporate HQs, relocations and expansions
- Baby Boomers wealth transfer, Florida a desirable retirement location
- Florida and Georgia boast healthy GDP and business climates

(1) S&P Global, Claritas
(2) Florida Chamber of Commerce 2022-23 U.S. Census Data
(3) The amount of income that moved into the state minus the income that moved out, determined by IRS tax returns
(4) Florida Chamber of Commerce 2020-21 IRS Data
(5) Tax Foundation, Note: A rank of 1 is best, 50 is worst. The report shows tax systems as of July 1, 2023 (beginning of FY 2024).
(6) Florida Chamber Foundation, 2024 Economic Update
(7) Money.com's top 50 places to live in the U.S. based on economic opportunities, quality of life, diversity and where the best futures lie. Atlanta topped list based on its booming jobs market and "eye on equality." Dec 13, 2023
*(8) U.S. Bureau of Economic Analysis *(2023 preliminary)*
(9) Georgia Dept. of Economic Development

EXPANDED MARKET – EMERALD COAST


GEORGIA
ALABAMA
Tallahassee
Panama City
FLORIDA

Strategically positioned in high-growth, favorable-demographic Northwest Florida markets.

INFLUENCERS

Significant Migration & Population Growth

- Climate appeal, moving from large, metro markets

Strong Single-Family Homebuilding Permits

- Walton County: 2,139 | Bay County: 1,520(1)

Rising Household Income (HHI)

- Walton County ranks #16(2) in HHI and Bay County ranks #19 of 67 Fla. counties

Low Unemployment

- Walton County: 3.2% | Bay County: 3.5%(2)

MARKET CHAMPIONS

- Northwest Florida-based real estate developer owns 169,000 acres in Walton, Bay and Gulf Counties
- Entitlements to develop over 170,000 residential units and over 20 million square feet of non-residential-use property
- 87-Acre Medical Campus under construction
- Healthcare, Higher Education, Manufacturing, Tourism, Hospitality, Military, Transportation/Logistics

	BAY COUNTY	WALTON COUNTY	FLORIDA
Market Total Deposits(2)	$4,506,303*	$2,425,268*	$843,141,239*
Population Growth Rate 2020-24(2)	7.91%	14.07%	5.51%
Projected Population Growth 2024-29(2)	7.24%	11.10%	5.25%
Median HHI 2024(2)	$67,826	$70,861	$69,226
Projected HHI Growth 2024-29(2)	9.58%	12.22%	10.26%

(1) Florida Chamber of Commerce, The Florida Scorecard
(2) S&P Global, (deposits June 2023, unemployment January 2024)
**(000s)*

CAPITAL CITY BANK'S PRESENCE



Watersound Origins Office

Experienced and established team deeply rooted in the region, offering banking, mortgage and wealth services for individuals and businesses.

West Bay planned for Q4 2024 Fronts St. Joe's Latitude Margaritaville community, 3,500 homes planned for phase 1. Buyers from 50 states.

Watersound opened in 2023 Fronts St. Joe's Origins community, 1,100 homes planned. Buyers from 32 states.

Panama City Beach opened in 2020 Fronts St. Joe's Breakfast Point community.

Other offices in region include:
Lynn Haven - Loan Production
Inlet Beach - Full-service
Port St. Joe - Full-service
Chipley - Full-service

EXPANDED MARKET – NORTHERN ARC


Atlanta
Savannah
GEORGIA

Well-positioned to leverage favorable population and business growth.

INFLUENCERS

Significant Migration & Population Growth
- Atlanta is the 9th largest metro in the U.S.
- Gwinnett County population 995,170[1] | Ranks #2 largest in Georgia
- Cobb County population 781,902[1] | Ranks #3 largest in Georgia

Rising Household Income (HHI)
- Gwinnett County Median HHI Ranks #8[1] in Georgia
- Cobb County Median HHI Ranks #20[1] in Georgia

Low Unemployment
- Cobb County: 2.7% | Gwinnett County: 2.8[1]

Infrastructure Supports Continued Growth
- Direct access to U.S. and global markets through air, road, rail and sea.[3]

MARKET CHAMPIONS

- Gwinnett County boasts 26 company relocations and expansion in 2022[2]
- Talent runs deep, labor force of 5.3 million and top-ranked colleges, universities, and skilled-labor training [3]
- Key Industries: automotive technology, cybersecurity, supply chain logistics, computer and information analysts, data centers, and aviation.
- HQs for Major employers such as

LOCKHEED MARTIN

THE HOME DEPOT

DELTA

CAPITAL CITY BANK'S PRESENCE


Capital City Bank

Duluth office

Local, experienced bankers offer the personal service of a community bank with sophisticated product packages of larger financial institutions.

Duluth office opened in Q2 -2023
(Gwinnett County)

Marietta office opened in Q4 - 2022
(Cobb County)

	COBB COUNTY	GWINNETT COUNTY	GEORGIA
Market Total Deposits[1]	$29,679,870*	$24,307,871*	$340,962,439*
Population Growth 2020-24[1]	2.06%	2.06%	3.40%
Projected Population Growth 2024-29[1]	2.95%	2.95%	3.67%
Median HHI 2024[1]	$94,422	$80,716	$72,877
Projected HHI Growth 2024-29[1]	8.28%	6.30%	9.95%

(1) S&P Global (deposits June 2023, unemployment January 2024)
(2) Partnership Gwinnett 2022 Annual Report
(3) Georgia Dept. of Economic Development
** (000s)*

LEGACY MARKETS

CCBG's strong foothold in Legacy Markets in Florida and Georgia offers continued growth opportunities.

		TALLAHASSEE MSA	GAINESVILLE MSA	SUNCOAST MARKET[2]	FLORIDA RURAL COMBINED 12 Markets	MACON MSA	GEORGIA RURAL COMBINED 3 Markets
DEPOSIT MARKET-MSA	Total Deposits[1]	$1,736,881*	$549,411*	$281,742*	$841,012*	$129,266*	$248,597*
	Market Share[1]	18.4%	8.6%	4.7%		2.6%	
	Market Share Rank for Deposit [1]	#1	#5	#6	Top 3 Market Share in 7 of 12 Markets	#11	Top 3 Market Share in 1 of 3 Markets
LEGACY DEMOGRAPHICS	Projected Population Growth [1]	2.9%	4.7%	7.2%[3]		.26%	
	Projected HH Income Growth [1]	8.4%	12.4%	12.8%[3]		11.24%	
	Market Champions	Government, Education, Professional	Education, Healthcare, Retail Distribution	Education, Healthcare, Government	Agriculture, Manufacturing, County Seat	Education, Healthcare, Defense	Agriculture, Manufacturing, County Seat

		CCBG GEORGIA MARKETS	GEORGIA	CCBG FLORIDA MARKETS	FLORIDA	UNITED STATES
STATE/NATIONAL DEMOGRAPHICS	Total Deposits[1]	$406,034*	$340,962,439*	$3,409,046*	$843,141,239*	
	Population Growth Rate 2020-24[1]	2.56%	3.40%	7.11%	5.51%	1.42%
	Projected Population Growth Rate[1]	3.28%	3.67%	6.24%	5.25%	2.40%
	Median HHI 2024 [1]	$56,561	$72,877	$60,765	$69,226	$75,874
	Projected HHI Growth [1]	2.89%	9.95%	10.65%	10.26%	10.12%

(1) S&P Global (deposits June 2023)
(2) Suncoast Market includes Hernando and Citrus Counties
(3) only Hernando County projections
*(000s)

STRATEGIC TECHNOLOGY INVESTMENTS

Investing in and implementing digital, scalable platforms to enhance client service, propel growth and fortify bank security.

Create Exceptional Client and Associate Experiences

- Expand ITM locations
- Broaden digital business lending
- Enhanced self-service tools for digital banking
- Implemented new intranet to improve associate productivity and connections
- Deployed new imaging platform with elevated transaction insight and fraud detection

Deepen Client Relationships

Data-driven Decision Making

- Utilizing data analytics for cross-sell opportunities with existing clients
- Leveraging business intelligence to identify and attract new clients

Simplify Workflows

- Automating indirect lending decisions
- Outsourcing core in-house platform to enhance flexibility, mitigate talent-management risk and improve business continuity
- Enhance small business loan application process

Improve Operational Efficiency through Channel Optimization

- Enhance IT and cybersecurity functions
- Implement collaboration tools
- Upgraded commercial deposit platform
- Implemented enterprise automation solution to electronically manage business processes resulting in increased efficiency, accuracy, and timeliness



Strategic Initiatives
Continuous System Upgrades
Data-driven Decision Making
Enhance Regulatory and Compliance Programs
Simplify Workflows
Expand/ Optimize Footprint
Security and Business Continuity
Generate Revenue
Create Exceptional Client & Associate Experiences
Reduce Expenses

LOAN DIVERSIFICATION

HIGHLIGHTS

- Top 25 loan relationships 6% of total loans
- Total loan portfolio avg. loan size $105,000

LOAN PORTFOLIO
$2,731,172[1]


1%
Direct Consumer
<1%
Other Loans
7%
Construction R/E
8%
Home Equity R/E
8%
Commercial Loans
8%
Indirect Auto
30%
Commercial R/E
37%
Residential R/E

CRE COMPOSITION
$707,831
233% of Tier 1 Capital


2%
Land Development
14%
Vacant Land
26%
Construction
58%
Improved Property

IMPROVED PROPERTY COMPOSITION
$407,462


Gas Station/C-Store
2%
1%
Commercial Condos
8%
Industrial/ Warehouse
9%
Other
12%
Office
18%
Multi-Family
20%
Hotel/Motel
30%
Retail

(1) 1Q2024-EOM
(2) Avg. Loan = $543,000

GENERATE LOAN GROWTH

PERIOD END LOANS HFI
($ In Millions /% Growth)



$3000
$2500
$2000
$1500
$1000
$500
$0
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
(3.7%)(1)
$1,931
32.0%
$2,548
7.3%
$2,734
-0.1%
$2,731
2018
2019
2020
2021
2022
2023
1Q24

Total SBA PPP			178M	0.2M

(1) *Includes SBA PPP Activity - Ex SBA PPP = 5.6% core growth*

GROWTH BY SEGMENT



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$2,657,147
8.9%
9.6%
30.0%
31.9%
7.8%
10.7%
$2,683,512
8.5%
8.4%
31.0%
33.3%
7.6%
10.2%
$2,705,181
8.2%
7.3%
30.6%
35.7%
7.5%
9.7%
$2,733,918
8.2%
7.2%
30.2%
36.6%
7.7%
9.1%
$2,731,172
8.0%
7.4%
30.2%
37.1%
7.9%
8.5%

	1Q23	2Q23	3Q23	4Q23	1Q24
Commercial Loans	$236,263	$227,219	$221,704	$225,190	$218,298
Construction R/E	$253,903	$226,404	1$97,526	$196,091	$202,692
Commercial R/E	$798,438	$831,285	$828,234	$825,456	$823,690
Residential R/E	$847,697	$893,384	$966,512	$1,001,257	$1,012,791
Home Equity R/E	$206,931	$203,142	$203,606	$210,920	$214,617
Direct Consumer	$21,973	$22,489	$23,343	$23,019	$23,034
Indirect Auto	$283,350	$273,157	$261,779	$247,975	$231,134
Other - LIP	$8,592	$6,433	$2,476	$4,008	$4,915
Total Loans HFI	2,657,147	2,683,512	2,705,181	2,733,918	2,731,172

DIVERSIFIED REVENUES

HIGHLIGHTS

- Wealth AUM of $2.6 Billion - 5-Year CAGR of ~12%
- Scalable Mortgage Banking Operation
- Strong Deposit Related Fees
- Diversified Loan Portfolio

INTEREST INCOME[(1)]


1% Direct Consumer
Funds Sold & Deposits
4%
Commercial Loans
7%
7% Indirect Auto
29% Residential R/E
8% Construction R/E
9% Investment Securities
10% Home Equity R/E
25% Commercial R/E

$46.8 Million

FEE INCOME[(1)]


9% Other
29% Deposit Fees
16% Mortgage Banking Revenues - CCHL (51% ownership)
32.1% of Operating Revenues
20% Bank Card Fees
26% Wealth Management Fee

$18.1 Million

(1) YTD - 03/31/24

CAPITAL

HIGHLIGHTS

- YoY Growth of **11%** in TBV/Share and **18%** in TCE Ratio
- $175M in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of **7.99%** if HTM Securities Loss was Recognized in AOCI

REGULATORY CAPITAL


500
400
300
200
100
0
1Q23
2Q23
3Q23
4Q23
1Q24

	1Q23	2Q23	3Q23	4Q23	1Q24
Tier 1 Capital Ratio	14.23	14.56	15.11	15.37	15.67
RBC Ratio	15.29	15.68	16.30	16.57	16.84
Common Equity Tier 1	12.40	12.73	13.26	13.52	13.82
Excess Regulatory Capital	$133,567	$144,824	$159,504	$167,558	$174,861

Tier 1 Capital · RBC · Common Equity Tier 1 Capial · Excess Regulatory Capital

TANGIBLE COMMON EQUITY


$400
$350
$300
$250
$200
$150
$100
$50
0
$310K
7.20%
$281K
6.51%
$319K
7.43%
$285K
6.63%
$327K
8.08%
$289K
7.16%
$348K
8.26%
$323K
7.67%
$355K
8.53%
$332K
7.99%
1Q23
2Q23
3Q23
4Q23
1Q24

	1Q23	2Q23	3Q23	4Q23	1Q24
TBV/ Share	18.19	18.76	19.22	20.45	20.97
Adj. TBV/ Share	16.46	16.74	17.05	19.18	19.64

TCE · Adj. Tangible Capital

CREDIT QUALITY

HIGHLIGHTS

- Proven **strong** underwriting and risk management
- 5 year avg. annual credit losses of **13 basis points**
- ACL coverage **1.07% of loans**

NON-PERFORMING LOANS
(% of Loans HFI)



$8M
$4M
$0M
0.29%
$5.9M
0.22%
$4.3M
0.09%
$2.7M
0.23%
$6.2M
0.25%
$6.8M
2020
2021
2022
2023
1Q24

CLASSIFIED LOANS
(% of Total Loans HFI)



$25M
$20M
$15M
$10M
$5M
$0M
0.87%
$18M
0.93%
$18M
0.76%
$19M
0.81%
$22M
0.82%
$22M
2020
2021
2022
2023
1Q24

ACL ACTIVITY[1]



$30M
$25M
$20M
$15M
$10M
$5M
$0M
$23.8M
$21.6M
$25.1M
$29.9M
$29.3M
1.30%
1.19%
0.12%
1.12%
1.11%
(0.03)%
0.98 %
0.18%
1.10%
0.18%
1.07%
0.22%
2020
2021
2022
2023
1Q24

(000's)	2020	2021	2022	2023	1Q24
Provision for Credit Losses[2]	8,303	(1,553)	7,494	9,714	920
CECL Adoption	3,269	-	-	-	-
Net Charge-Offs	2,393	(632)	3,935	4,722	1,494

Allowance for Credit Losses ("ACL") · ACL Coverage Ratio (Loans HFI less SBA PPP) · ACL Coverage Ratio (Loans HFI) · Net Charge Ratio

(1) HFI loans only; does not include $3.1 million in allowance for unfunded loans at 3/31/24.

INTEREST RATE RISK PROFILE

HIGHLIGHTS

- 72% of Loan Portfolio is Variable or Adjustable
- 37% of Loan Portfolio Reprices within One Year
- 100% of Investment Portfolio Reprices < 3 years (2.53 Duration)

LOAN REPRICING - HFI LOANS


17%
Overnight
26%
12 Months
15%
24 Months
27%
36 - 60 Months
15%
>60 Months

LOAN RATE MIX


28% Fixed
15% Variable
57% Adjustable
$2,731
(in millions)

CULTURE & ACCOLADES

Our culture distinguishes us from our competitors and is the driving force behind our continued success. Leadership is committed to a culture that values people alongside results.

OUR BRAND PROMISE

More than your bank. Your banker.

OUR PURPOSE

We empower our clients' financial wellness and help them build secure futures.

OUR VISION

We are the bank of choice for individuals and businesses seeking a financial partnership built on integrity, personal relationship, trusted advice and exceptional experiences.

CORE VALUES

Do the Right Thing
Build Relationships & Loyalty
Embrace Individuality & Value Others
Grow a Career Here
Be Committed to Community
Represent the Star Proudly

ACCOLADES

Forbes

America's Best Banks 2024
Ranked #15

Forbes Financial All-Stars 2023

AMERICAN BANKER

Best Banks to Work For 2024
11 Consecutive Years

Florida Trend

Best Companies to Work for in Florida 2023
12 Consecutive Years

LPL Financial

Capital City Investments received LPL Chairman's Award 2023, 2022, 2021

Capital City Investments has consistently ranked in the top 30 for revenue among more than 1.100 financial institutions

Cobb Life Magazine's
Best Of Cobb
Capital City Bank 2023
Capital City Home Loans 2023

Emerald Coast Magazine
Best of the Emerald Coast 2023

Hernando Sun
Readers' Choice Award
2023

Palatka Daily News
Readers' Choice Award
2023

Tallahassee Magazine
Best of Tallahassee 2023

Wakulla County
Chamber of Commerce
Business Excellence Awards
Service Award 2023

SUPPLEMENTAL INFORMATION

Capital City Bank Group

FIRST QUARTER 2024

HIGHLIGHTS - 1Q24 VS 4Q23

Earnings and Profitability

- $12.6 million net income to common shareowners ($0.74 per diluted share) for 1Q24 compared to $11.7 million ($0.70 per diluted share) for 4Q23 and $13.7 million ($0.80 per diluted share) for 1Q23

Income Statement

- Tax-equivalent net interest income totaled $38.4 million compared to $39.3 million for the prior quarter reflective of one less calendar day and higher deposit cost – total deposit cost increased 19 basis points to 85 basis points – net interest margin decreased six basis points to 4.01%
- Stable credit quality metrics and lower loan growth drove a $1.1 million reduction in credit loss provision – net loan charge-offs were 22 basis points (annualized) of avg loans – allowance coverage ratio of 1.07%
- Noninterest income increased $0.9 million, or 5.5%, due to higher mortgage banking revenues and wealth management fees
- Noninterest expense was well controlled with a $0.2 million, or 0.5%, increase for the quarter

Balance Sheet

- Loan balances grew $17.4 million, or 0.6% (avg), and declined $2.7 million, or 0.1% (end of period)
- Deposit balances increased by $28.0 million, or 0.8% (avg), and decreased $47.0 million, or 1.3% (end of period)
- Tangible book value per diluted share (non-GAAP financial measure) increased $0.52, or 2.5% – accumulated other comprehensive loss remained stable
- Repurchased 82,540 shares of common stock

PERFORMANCE HIGHLIGHTS			
INCOME STATEMENT	**1Q24**	**4Q23**	**1Q23**
Interest Income	46,820	46,184	43,926
Interest Expense	8,465	7,013	3,526
Net Interest Income	38,355	39,171	40,400
Provision for Credit Losses	920	2,025	3,099
Noninterest Income	18,097	17,157	17,758
Noninterest Expense	40,171	39,958	37,675
Income Taxes	3,536	2,909	3,710
Noncontrolling Interest	732	284	35
Diluted Earnings Per Share	0.74	0.70	0.80
RATIOS			
Return on Average Assets	1.21	1.12	1.26
Return on Average Equity	11.07	10.69	13.76
Net Interest Margin	4.01	4.07	4.04
Net Charge-offs to Average Loans	0.22	0.23	0.24
Efficiency Ratio (FTE)	71.06	70.82	64.67
Divident Payout Ratio	27.99	29.22	22.19
BALANCE SHEET			
Investments	934,169	966,374	1,056,581
Loans Held for Investment	2,731,172	2,733,918	2,657,147
Total Assets	4,259,922	4,304,477	4,401,762
Noninterest Bearing Deposits	1,361,939	1,377,934	1,601,388
Interest Bearing Deposits	2,292,862	2,323,888	2,222,532
Total Deposits	3,654,801	3,701,822	3,823,920
Capital	448,314	440,625	403,260
RATIOS			
Diluted Tangible Book Value Per Share	20.97	20.45	18.19
Tangible Common Equity	8.53	8.26	7.20
Nonperforming Loans to Loans HFI	0.25	0.23	0.17
Reserve to Loans	1.08	1.10	1.01
Reserve to Nonperforming Loans	431.46	479.70	584.18

NON-GAAP FINANCIAL MEASURES

NON-GAAP FINANCIAL MEASURES TOTALS (THOUSANDS)	2020	2021	2022	2023	1Q24
Shareowners' Equity (GAAP)	$320,837	$383,166	$387,281	$440,625	$448,314
Less: Goodwill (GAAP)	$89,095	$93,253	$93,093	$92,933	$92,893
Tangible Shareowners' Equity (non-GAAP)	231,742	289,913	294,188	347,692	355,421
Total Assets (GAAP)	$3,798,071	$4,263,849	$4,519,223	$4,304,477	$4,259,922
Less: Goodwill (GAAP)	89,095	93,253	93,093	92,933	92,893
Tangible Assets (non-GAAP)	3,708,976	4,170,596	4,426,130	4,211,544	4,167,029
Tangible Common Equity Ratio	6.25%	6.95%	6.65%	8.26%	8.53%

	2022	2023	1Q24
Income Before Income Taxes (GAAP)	41,210	65,299	16,092
Plus: Provision for Loan Losses (GAAP)	$7,494	$9,714	$920
Plus: Other Real Estate Owned Expense (GAAP)	$(337)	$(1,968)	$18
Less NCI Adj			
YTD Pre Tax Pre Credit Costs	$48,367	$73,045	$17,030
AVG Diluted Shares Outstanding	16,985	17,023	16,969
Pre-Tax Pre-Credit Costs per Diluted Share	2.84	4.29	1.00

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com